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                                   EXHIBIT 11


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 2-57609 for Hartford Stock Fund, Inc. on Form N-1A.



                                                  ARTHUR ANDERSEN LLP




Hartford, CT
April 9, 1997